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                                                                  Exhibit 10.110

                                 AMENDMENT NO. 1

                                       to

                          AGREEMENT AND PLAN OF MERGER

                  Amendment No. 1, dated as of August 14, 1998 (the "Amendment") to AGREEMENT AND PLAN OF MERGER dated as of August 3, 1998 (the "Merger Agreement"), among HENRY SCHEIN, INC., a Delaware corporation ("Parent"), HSI ACQUISITION CORP., a Michigan corporation and wholly-owned subsidiary of Parent ("Sub"), H. Meer Dental Supply Co., a Michigan corporation ("Meer"), and Edward
M. Meer, individually and as Trustee of the Edward M. Meer Revocable Living Trust dated November 17, 1972 (the "Edward M. Meer Trust"), Brian D. Meer, individually and as Trustee of the Brian D. Meer Revocable Living Trust dated May 10, 1989, as amended, Robert D. Meer, individually and as Trustee of the Robert D. Meer Revocable Living Trust dated August 20, 1991, Jeffrey A. Meer, individually and as Trustee of the Jeffrey A. Meer Revocable Living Trust dated August 20, 1984, as amended, Norma Handelsman, individually and as Trustee of the Norma Handelsman Revocable Living Trust dated December 18, 1993, Herbert B. Handelsman, individually and as Trustee of the Herbert B. Handelsman Revocable Living Trust dated December 18, 1993, Tedd Handelsman, individually and as Trustee of the Tedd Handelsman Revocable Living Trust dated June 5, 1997, Amy Molnar and Jon Eric Handelsman (each sometimes hereinafter referred to individually as a "Stockholder" and, collectively, as the "Stockholders"). The Stockholders are, collectively, the holders of all of the outstanding capital stock of Meer. Capitalized terms used herein and not otherwise defined have the meanings assigned in the Merger Agreement.

                  Whereas, the Officer's Certificate to be delivered on behalf of Meer pursuant to Sections 7.2(a) and (b) of the Merger Agreement, a copy of which is attached hereto (the "Officer's Certificate), identifies certain items on Exhibit A thereto (the "Identified Items") as exceptions to the certifications required under Section 7.2(a) and (b) of the Merger Agreement as conditions to Parent's and Sub's obligation to effect the Merger; and

                  Whereas, Parent and Sub are willing to waive such conditions and effect the Merger on the terms set forth herein;

                  Now, therefore, the parties hereto agree as follows:

                  1. Waiver of Conditions to Closing. Subject to the satisfaction of all of the other conditions to the obligations of Parent and Sub to effect the Merger, Parent and Sub hereby accept the Officer's Certificate in satisfaction of the conditions to their obligations to close set forth in Sections 7.2(a) and 7.2(b) of the Merger Agreement. Without limiting the generality of the proviso contained in Section 6.6 of the Merger Agreement, Meer and the Stockholders acknowledge and agree that the foregoing waiver and the disclosure to Parent and Sub of the Identified Items and the consummation of the Merger shall not be deemed to modify or otherwise affect any of the representations, warranties or obligations of Meer or any of the Stockholders under the Merger


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Agreement or otherwise limit or affect the remedies available to Parent and Sub under the Merger Agreement or applicable Law.

                  2. Waiver of Limits to Indemnification. The Stockholders jointly and severally agree that their obligations under Section 9.2 of the Merger Agreement to indemnify the Parent Claimants from any Losses arising out of or relating to the action titled Chris Montgomery v. H. Meer Dental Supply Co. and Fred Dezendorf, individually and as agent for Meer Dental Supply Company, included as one of the Identified Items, or any other action, suit, proceeding or claim arising out of or related to the same facts and circumstances that are the subject of such action, shall not be subject to the Basket Amount threshold or to the Indemnification Termination Date time limitation for asserting claims for indemnification set forth in Section 9.4(i).

                  3. Continued Forced Effect. Except as expressly amended by this Amendment, the Merger Agreement shall continue in full force and effect in accordance with its terms. References in the Merger Agreement to "this Agreement" shall be deemed to refer to the Merger Agreement as made by this Amendment.

                  4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the provisions thereof relating to conflicts of law.

                  5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, each of Parent, Sub, Meer and the Stockholders has executed this Amendment as of the date first above written.

                           HENRY SCHEIN, INC.

                           By: /s/ Mark Mlotek
                               -----------------------
                               Name:
                               Title:


                           HSI ACQUISITION CORP.

                           By: /s/ Mark Mlotek
                               -----------------------
                               Name:
                               Title:



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                           H. MEER DENTAL SUPPLY CO.

                           By: /s/ Brian D. Meer
                               -----------------------
                               Name:
                               Title:  President


                           /s/ Edward M. Meer
                           ---------------------------------------------
                           Edward M. Meer, Individually and as Trustee
                           of the Edward M. Meer Revocable Living Trust
                           dated November 17, 1972


                           /s/ Brian D. Meer
                           ---------------------------------------------
                           Brian D. Meer, Individually and as Trustee
                           of the Brian D. Meer Revocable Living Trust
                           dated May 10, 1989, as Amended


                           /s/ Robert D. Meer
                           ---------------------------------------------
                           Robert D. Meer, Individually and as Trustee
                           of the Robert D. Meer Revocable Living Trust
                           dated August 20, 1989


                           /s/ Jeffrey A. Meer
                           ---------------------------------------------
                           Jeffrey A. Meer, Individually and as Trustee
                           of the Jeffrey A. Meer Revocable Living Trust dated August 20, 1984, as Amended

                           /s/ Norma Handelsman
                           ---------------------------------------------
                           Norma Handelsman, Individually and as Trustee of the Norma Handelsman Revocable Living Trust dated December 18, 1993


                           /s/ Herbert B. Handelsman
                           ---------------------------------------------
                           Herbert B. Handelsman, Individually and as Trustee of the Herbert B. Handelsman Revocable Living Trust dated December 18, 1993




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                           /s/ Tedd Handelsman
                           ---------------------------------------------
                           Tedd Handelsman, Individually and as Trustee
                           of the Tedd Handelsman Revocable Living Trust dated June 5, 1997


                           /s/ Amy Molnar
                           ---------------------------------------------
                           Amy Molnar


                           /s/ John Eric Handelsman
                           ---------------------------------------------
                           John Eric Handelsman